EXHIBIT 10.1

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement (the “Amendment”) is entered into as of October 1, 2008 among Max Bermuda Ltd., a Bermuda company (“Max Bermuda”), Max Capital Group Ltd., a Bermuda company (the “Parent”), the Lenders listed on the signature pages hereto (the “Lenders”) and Bank of America, N.A., in its capacity as administrative agent (the “Administrative Agent”), Fronting Bank and LC Administrator.

R E C I T A L S

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of August 7, 2007 (as amended or modified and in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement in connection with a proposed acquisition and amend certain other provisions;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

SECTION 1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

SECTION 2 AMENDMENTS TO CREDIT AGREEMENT. Effective on, and subject to the occurrence of the Amendment Effective Date (as defined below), the definition of “Alternative Currency LC Sublimit” in Section 1.1 of the Credit Agreement is amended by deleting the number “$25,000,000” inserting “$50,000,000” therefor.”

SECTION 3 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders, the Fronting Bank, the LC Administrator and the Administrative Agent to execute and deliver this Amendment, each of the Borrowers represents and warrants to each such Person that:

(a) No Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

(b) The warranties of the Borrowers contained in Article IV of the Credit Agreement after giving effect to the amendments in Section 2 hereof are true and correct as of the Amendment Effective Date, with the same effect as though made on such date.

SECTION 4 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when the Administrative Agent shall have received the following:

4.1 Amendment. Four counterparts of this Amendment executed by the Borrowers, the Administrative Agent and the Required Lenders.

4.2 Fees and Expenses. Unless waived by the Administrative Agent, the Borrowers shall have paid all charge and disbursements of counsel to the Administrative Agent and all out-of-pocket expenses of the Administrative Agent to the extent invoiced prior to on the Amendment Effective Date.

SECTION 5 General.

5.1 Reaffirmation of Credit Documents. From and after the date hereof, each reference that appears in any other Credit Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect. This Amendment is a Credit Document.

5.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

SECTION 6 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supercedes any prior agreements with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers thereunto duly organized as of the date and year first above written.

MAX BERMUDA LTD.

By:
Title:

MAX CAPITAL GROUP LTD.

By:
Title:

BANK OF AMERICA, NATIONAL

ASSOCIATION, as Administrative Agent, LC

Administrator, Fronting Bank and Lender

By:
Title:

CITIBANK, N.A.

By:
Title:

ING BANK N.V., LONDON BRANCH

By:
Title:

By:
Title:

CREDIT SUISSE, NEW YORK BRANCH

By:
Title:

By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

THE BANK OF NEW YORK MELLON

By:
Title:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Title: